UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2011

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673 Canyon Lake, Texas 78133
(Address of principal executive offices) (Zip Code)

(830) 899-7962
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“Board”) of COPsync, Inc., a Delaware corporation (the “Registrant”) appointed Joseph R. Alosa, Sr. and Ronald A. Woessner, the Company’s chief executive officer, to the Registrant's Board of Directors, effective June 21, 2011. With the appointment of Messrs. Alosa and Woessner, the Registrant’s Board consists of five directors.

Mr. Alosa owns and serves as the president and chief executive officer of, Patsy’s Inc., a conglomerate of dozens of car and truck dealerships throughout New England and the Northeast region. These dealerships include full sales and services of product lines including Kenworth, Isuzu, Hino trucks, Blue Bird, National Van, Goshen Coach, Turtle Top and Transtech. Mr. Alosa is also a principal of The Profile Group of dealerships selling and servicing product lines such as Buick, GMC, Chevrolet, Subaru, as well as RVs, Honda RV vehicles, motorcycles, Ski-Doo snowmobiles and personal watercraft. Additionally, Mr. Alosa is president of Segway of Boston, offering Segway sales and service and has most recently partnered with the Museum of Science in Boston in offering guided Segway tours.

Mr. Alosa has held a number of civic and professional association positions in the New England area, including Member of the New England Advisory Council Board for the Federal Reserve Bank of Boston, Chairman of New Hampshire Savings Bank; City of Concord Airport Advisory Board; Franklin Pierce College Trustee; National representative of Kenworth products to the American Truck Dealers Association; State of New Hampshire Department of Transportation Aviation Division Chairmen; and NH Auto Dealer’s Association Director.

A copy of the Registrant’s press release relating to Messrs. Alosa and Woessner’s election as director is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished or filed as part of this Current Report on Form 8-K:

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 27, 2011, titled COPsync "COPsync Announces Additions to Board of Directors."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: June 27, 2011	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer